Exhibit 99.1

Contact:
Sameer Desai,
Vice President, Corporate Development & Investor Relations
Sameer.desai@ttmtech.com
714-327-3050

TTM Technologies, Inc. Reports First Quarter 2024 Results

Santa Ana, CA – May 1, 2024– TTM Technologies, Inc. (NASDAQ: TTMI), a leading global manufacturer of technology solutions including mission systems, radio frequency (“RF”) components and RF microwave/microelectronic assemblies, quick-turn and technologically advanced printed circuit boards (“PCB”), today reported results for the first quarter 2024, which ended on April 1, 2024.

First Quarter 2024 Highlights

•	Net sales were $570.1 million

•	GAAP net income of $10.5 million, or $0.10 per diluted share

•	Non-GAAP net income was $32.8 million, or $0.31 per diluted share

•	Cash flow from operations was $43.9 million

•	Repurchased 600,000 shares of common stock for $9.3 million at an average price of $15.56 per share

First Quarter 2024 GAAP Financial Results

Net sales for the first quarter of 2024 were $570.1 million, compared to $544.4 million in the first quarter of 2023.

GAAP operating income for the first quarter of 2024 was $17.1 million compared to GAAP operating loss for the first quarter of 2023 of $3.5 million.

GAAP net income for the first quarter of 2024 was $10.5 million, or $0.10 per diluted share, compared to GAAP net loss of $5.8 million, or ($0.06) per diluted share in the first quarter of 2023.

First Quarter 2024 Non-GAAP Financial Results

On a non-GAAP basis, net income for the first quarter of 2024 was $32.8 million, or $0.31 per diluted share. This compares to non-GAAP net income of $18.6 million, or $0.18 per diluted share, for the first quarter of 2023.

Adjusted EBITDA in the first quarter of 2024 was $74.8 million, or 13.1% of sales compared to adjusted EBITDA of $58.5 million, or 10.7% of sales for the first quarter of 2023.

“TTM reported Non-GAAP EPS that was above the high end of the guided range and demonstrated solid year on year growth due to improved mix and operational execution. Revenues were at the high end of the guided range and returned to year on year growth due to demand strength in our Aerospace and Defense and Data Center Computing end markets,” said Tom Edman, CEO of TTM. “In addition, cash flow from operations was a healthy 7.7% of revenue enabling us to repurchase stock while maintaining a solid balance sheet with a net leverage ratio of 1.5x,” concluded Mr. Edman.

Business Outlook

For the second quarter of 2024, TTM estimates that revenues will be in the range of $560 million to $600 million, and non-GAAP net income will be in the range of $0.32 to $0.38 per diluted share.

Contact:
Sameer Desai,
Vice President, Corporate Development & Investor Relations
Sameer.desai@ttmtech.com
714-327-3050

With respect to the Company’s outlook for non-GAAP net income per diluted share, we are unable to predict with reasonable certainty or without unreasonable effort certain items that may affect a comparable measure calculated and presented in accordance with GAAP. Our expected non-GAAP net income per diluted share excludes primarily the future impact of restructuring actions, impairment charges, unusual gains and losses, and tax adjustments. These reconciling items are highly variable and difficult to predict due to various factors outside of management’s control and could have a material impact on our future period net income per diluted share calculated and presented in accordance with GAAP. Accordingly, a reconciliation of non-GAAP net income per diluted share to a comparable measure calculated and presented in accordance with GAAP has not been provided because the Company is unable to provide such reconciliation without unreasonable effort. For the same reasons, TTM is unable to address the probable significance of the information.

Live Webcast/Conference Call

TTM will host a conference call and webcast to discuss first quarter 2024 results and the second quarter 2024 outlook on Wednesday, May 1, 2024, at 1:00 p.m. Eastern Time (10:00 a.m. Pacific Time). The conference call will include forward-looking statements.

Access to the conference call is available by clicking on the registration link TTM Technologies, Inc. first quarter 2024 conference call. Registering participants will receive dial in information and a unique PIN to join the call. Participants can register at any time up to the start of the conference call. The conference call will also be simulcast on the company’s website, and can be accessed by clicking on the link TTM Technologies, Inc. first quarter 2024 webcast.. The webcast will remain accessible for one week following the live event.

To Access a Replay of the Webcast

The replay of the webcast will remain accessible for one week following the live event on TTM’s website at TTM Technologies, Inc. first quarter 2024 webcast.

About TTM

TTM Technologies, Inc. is a leading global manufacturer of technology solutions including mission systems, RF components/RF microwave/microelectronic assemblies, quick-turn and technologically advanced PCBs. TTM stands for time-to-market, representing how TTM’s time-critical, one-stop manufacturing services enable customers to shorten the time required to develop new products and bring them to market. Additional information can be found at www.ttm.com.

Forward-Looking Statements

The preliminary financial results included in this press release represent the most current information available to management. The company’s actual results when disclosed in its Form 10-Q may differ from these preliminary results as a result of the completion of the company’s financial closing procedures, final adjustments, completion of the review by the company’s independent registered accounting firm, and other developments that may arise between now and the disclosure of the final results. This release contains forward-looking statements that relate to future events or performance. TTM cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect TTM’s current expectations, and TTM does not undertake to update or revise these forward looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other TTM statements will not be realized. Further, these statements involve risks and uncertainties, many of which are beyond TTM’s control, which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, general market and economic conditions, including interest rates, currency exchange rates, and consumer spending, demand for TTM’s products, market pressures on prices of TTM’s products, warranty claims, changes in product mix, contemplated significant capital expenditures and related financing requirements, TTM’s dependence upon a small number of customers, and other factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the SEC.

Contact:
Sameer Desai,
Vice President, Corporate Development & Investor Relations
Sameer.desai@ttmtech.com
714-327-3050

About Our Non-GAAP Financial Measures

To supplement our consolidated condensed financial statements presented on a GAAP basis, this release includes information about TTM’s adjusted EBITDA, non-GAAP net income and non-GAAP earnings per share, all of which are non-GAAP financial measures. TTM presents non-GAAP financial information to enable investors to see TTM through the eyes of management and to provide better insight into TTM’s ongoing financial performance.

A material limitation associated with the use of the above non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable to similar non-GAAP financial measures used by other companies. TTM compensates for these limitations by providing full disclosure of each non-GAAP financial measure and reconciliations below to the most directly comparable GAAP financial measure. However, the non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

- Tables Follow -

TTM TECHNOLOGIES, INC.

Selected Unaudited Financial Information

(In thousands, except per share data)

	First Quarter
	2024	2023
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
Net sales	$570,113	$544,437
Cost of goods sold	466,394	458,314

Gross profit	103,719	86,123

Operating expenses:
Selling and marketing	20,294	21,302
General and administrative	43,670	35,073
Research and development	7,321	7,085
Amortization of definite-lived intangibles	11,429	21,964
Restructuring charges	3,938	4,167

Total operating expenses	86,652	89,591

Operating income (loss)	17,067	(3,468)
Interest expense	(12,324)	(12,807)
Gain on sale of subsidiary	—	1,339
Other, net	9,326	1,198

Income (loss) before income taxes	14,069	(13,738)
Income tax (provision) benefit	(3,603)	7,924

Net income (loss)	$10,466	$(5,814)

Earnings (loss) per share:
Basic	$0.10	$(0.06)
Diluted	0.10	(0.06)
Weighted-average shares used in computing per share amounts:
Basic	101,952	102,381
Diluted	104,098	102,381
Reconciliation of the denominator used to calculate basic earnings per share and diluted earnings per share:
Weighted-average shares outstanding	101,952	102,381
Dilutive effect of performance-based stock units, restricted stock units and stock options	2,146	—

Diluted shares	104,098	102,381

	First Quarter
	2024	2023
	April 1, 2024	January 1, 2024
SELECTED BALANCE SHEET DATA
Cash and cash equivalents, including restricted cash	$440,388	$450,208
Accounts and notes receivable, net	367,537	413,557
Receivable from sale of SH E-MS property	—	6,737
Contract assets	320,514	292,050
Inventories	220,515	213,075
Total current assets	1,406,114	1,429,687
Property, plant and equipment, net	825,834	807,667
Operating lease right of use asset	83,847	86,286
Other non-current assets	983,015	1,000,023
Total assets	3,298,810	3,323,663
Short-term debt, including current portion of long-term debt	$2,625	$3,500
Accounts payable	348,913	334,609
Total current liabilities	671,207	703,984
Debt, net of discount	913,888	914,336
Total long-term liabilities	1,106,495	1,108,640
Total equity	1,521,108	1,511,039
Total liabilities and equity	3,298,810	3,323,663

	First Quarter
	2024	2023
SUPPLEMENTAL DATA
Gross margin	18.2%	15.8%
Operating margin	3.0%	(0.6)%

End Market Breakdown:

	First Quarter
	2024	2023
Aerospace and Defense	46%	43%
Automotive	13%	17%
Data Center Computing	21%	10%
Medical/Industrial/Instrumentation	14%	19%
Networking	6%	11%

Stock-based Compensation:

	First Quarter
	2024	2023
Amount included in:
Cost of goods sold	$2,029	$1,662
Selling and marketing	868	741
General and administrative	3,595	2,562
Research and development	295	275

Total stock-based compensation expense	$6,787	$5,240

Operating Segment Data:

	First Quarter
	2024	2023
Net sales:
PCB	$561,841	$534,111
RF&S Components	8,272	10,326

Total net sales	$570,113	$544,437

Operating segment income:
PCB	$69,652	$51,634
RF&S Components	1,662	2,168
Corporate & Other	(40,482)	(29,498)

Total operating segment income	30,832	24,304
Amortization of definite-lived intangibles	(13,765)	(27,772)

Total operating income (loss)	17,067	(3,468)
Total other expense	(2,998)	(10,270)

Income (loss) before income taxes	$14,069	$(13,738)

	First Quarter
	2024	2023
RECONCILIATIONS[1]
Non-GAAP gross profit reconciliation[2]:
GAAP gross profit	$103,719	$86,123
Add back item:
Amortization of definite-lived intangibles	2,336	5,808
Stock-based compensation	2,029	1,662
Unrealized gain on commodity hedge	(752)	(2,128)
Purchase accounting related inventory markup	—	163
Other charges	(162)	1,233

Non-GAAP gross profit	$107,170	$92,861

Non-GAAP gross margin	18.8%	17.1%
Non-GAAP operating income reconciliation[3]:
GAAP operating income (loss)	$17,067	$(3,468)
Add back items:
Amortization of definite-lived intangibles	13,765	27,772
Stock-based compensation	6,787	5,240
Gain on sale of assets	—	(173)
Unrealized gain on commodity hedge	(752)	(2,128)
Purchase accounting related inventory markup	—	163
Restructuring, acquisition-related and other charges	3,826	5,944

Non-GAAP operating income	$40,693	$33,350

Non-GAAP operating margin	7.1%	6.1%
Non-GAAP net income and EPS reconciliation[4]:
GAAP net income (loss)	$10,466	$(5,814)
Add back items:
Amortization of definite-lived intangibles	13,765	27,772
Stock-based compensation	6,787	5,240
Non-cash interest expense	518	727
Gain on sale of assets	—	(173)
Gain on sale of subsidiary	—	(1,339)
Unrealized gain on commodity hedge	(752)	(2,128)
Purchase accounting related inventory markup	—	163
Restructuring, acquisition-related and other charges	3,738	5,944
Income taxes[5]	(1,735)	(11,744)

Non-GAAP net income	$32,787	$18,648

Non-GAAP earnings per diluted share	$0.31	$0.18
Non-GAAP diluted number of shares:
GAAP diluted number of shares	104,098	102,381
Dilutive effect of performance-based stock units, restricted stock units and stock options	—	1,949

Non-GAAP diluted number of shares	104,098	104,330

Adjusted EBITDA reconciliation[6]:
GAAP net income (loss)	$10,466	$(5,814)
Add back items:
Income tax provision (benefit)	3,603	(7,924)
Interest expense	12,324	12,807
Amortization of definite-lived intangibles	13,765	27,772
Depreciation expense	24,696	25,253
Stock-based compensation	6,787	5,240
Gain on sale of assets	—	(173)
Gain on sale of subsidiary	—	(1,339)
Unrealized gain on commodity hedge	(752)	(2,128)
Purchase accounting related inventory markup	—	163
Restructuring, acquisition-related and other charges	3,900	4,668

Adjusted EBITDA	$74,789	$58,525

Adjusted EBITDA margin	13.1%	10.7%
Free cash flow reconciliation:
Operating cash flow	$43,895	$55,078
Capital expenditures, net	(49,296)	(30,707)

Free cash flow	$(5,401)	$24,371

[1]

This information provides a reconciliation of non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, non-GAAP EPS, and adjusted EBITDA to the financial information in our consolidated condensed statements of operations.

[2]

Non-GAAP gross profit and gross margin measures exclude amortization of intangibles, stock-based compensation expense, unrealized gain on commodity hedge, purchase accounting related inventory markup, and other charges.

[3]

Non-GAAP operating income and operating margin measures exclude amortization of intangibles, stock-based compensation expense, gain on sale of assets, unrealized gain on commodity hedge, purchase accounting related inventory markup, restructuring, acquisition-related costs, and other charges.

[4]

This information provides non-GAAP net income and non-GAAP EPS, which are non-GAAP financial measures. Management believes that both measures — which add back amortization of intangibles, stock-based compensation expense, non-cash interest expense on debt (before consideration of capitalized interest), gain on sale of assets, gain on sale of subsidiary, unrealized gain on commodity hedge, purchase accounting related inventory markup, restructuring, acquisition-related costs, and other charges as well as the associated tax impact of these charges and discrete tax items — provide additional useful information to investors regarding the Company’s ongoing financial condition and results of operations.

[5]	Income tax adjustments reflect the difference between income taxes based on a non-GAAP tax rate and a forecasted annual GAAP tax rate.

[6]

Adjusted EBITDA is defined as earnings before income taxes, interest expense, amortization of intangibles, depreciation, stock-based compensation expense, gain on sale of assets, gain on sale of subsidiary, unrealized gain on commodity hedge, purchase accounting related inventory markup, restructuring, acquisition-related costs, and other charges. We present adjusted EBITDA to enhance the understanding of our operating results, and it is a key measure we use to evaluate our operations. In addition, we provide our adjusted EBITDA because we believe that investors and securities analysts will find adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.